UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 7, 2018 (July 26, 2018)

SL Green Realty Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland	1-13199	13-3956775
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

SL Green Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	33-167793-02	13-3960398
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

Reckson Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-84580	11-3233647
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue	10170
New York, New York	(ZIP CODE)

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 594-2700

(REGISTRANTS’ TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01.             Entry into a Material Definitive Agreement.

Second Supplemental Indenture related to Floating Rate Notes due 2021

On August 7, 2018, SL Green Realty Corp.’s (the “Company”) operating partnership, SL Green Operating Partnership, L.P. (“SL Green OP”), issued $350,000,000 million aggregate principal amount of Floating Rate Notes due 2021 (the “Notes”), fully and unconditionally guaranteed by the Company and SL Green OP’s wholly-owned subsidiary Reckson Operating Partnership, L.P. (“Reckson” and, together with SL Green OP and the Company, the “Transaction Parties”) (the “Guarantees” and, together with the Notes, the “Securities”) in a public offering pursuant to the Transaction Parties’ Registration Statement on Form S-3 (No. 333-208621) filed with the Securities and Exchange Commission (the “Commission”), as amended.  Net proceeds from the offering of the Notes, after underwriting discounts and the Transaction Parties’ estimated fees and expenses, are approximately $347.4 million. The Notes were issued pursuant to an indenture, dated as of October 5, 2017 (the “Base Indenture”), between SL Green OP and The Bank of New York Mellon, as trustee (the “Trustee”), as amended by the second supplemental indenture dated August 7, 2018 relating to the Securities (the “Second Supplemental Indenture” and together with the Base Indenture, the “Indenture”), among the Transaction Parties and the Trustee.  The descriptions of the Indenture and the related form of Floating Rate Note contained in this report are qualified in its entirety by reference to the complete text of the Base Indenture, the Second Supplemental Indenture and the form of Floating Rate Note. A copy of the Base Indenture was previously filed with the Commission as Exhibit 4.1 to the Company’s Current Report on Form 8-K on October 5, 2017 and is incorporated herein by reference.  Copies of the Second Supplemental Indenture and the Floating Rate Note are filed as Exhibits 4.2 and 4.3, respectively, to this report and are incorporated herein by reference.

The Notes mature on August 16, 2021.  The Notes bear interest at a floating rate, reset quarterly, equal to three-month LIBOR plus 0.98% and payable quarterly in arrears on February 16, May 16, August 16 and November 16 of each year, beginning on November 16, 2018.

The Notes are the senior unsecured obligations of SL Green OP and rank equally with its existing and future senior indebtedness and senior to all of its existing and future subordinated indebtedness.  The Guarantees are the senior unsecured obligations of the Company and Reckson and rank equally with such entities’ existing and future senior indebtedness and senior to all of such entities’ existing and future subordinated indebtedness.  The Indenture contains covenants that, among other things, limit SL Green OP and its subsidiaries’ (including Reckson) ability to incur additional indebtedness and encumber assets.  The Indenture contains no limitation on the incurrence of indebtedness of the Company.  These covenants are subject to a number of important limitations and exceptions.

Beginning on August 8, 2019 (the first business day after the date that is one year following the original issue date of the Notes) and at any time thereafter, SL Green OP has the option to redeem all, but not part, of the Notes at a redemption price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest, if any, to the applicable redemption date.

The Indenture provides for customary events of default.  In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice.  If any other event of default under the Indenture occurs or is continuing, the Trustee or holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.

Underwriting Agreement

On July 26, 2018, the Transaction Parties entered into an Underwriting Agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., BMO Capital Markets Corp. and TD Securities (USA) LLC, as representatives of the underwriters listed therein, relating to the sale by SL Green OP of the Notes.

Certain of the underwriters and their affiliates have from time to time provided, and may in the future provide, various investment banking, commercial banking, financial advisory and other services to the Transaction Parties for which they have received or will receive customary fees and expenses.

The Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Indenture above under Item 1.01 is incorporated by reference herein.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits

1.1                               Underwriting Agreement, dated as of July 26, 2018, among SL Green Realty Corp., SL Green Operating Partnership, L.P., Reckson Operating Partnership, L.P. and Deutsche Bank Securities Inc., BMO Capital Markets Corp. and TD Securities (USA) LLC, as representatives of the several underwriters listed therein.

4.1*                        Indenture, dated as of October 5, 2017, between SL Green Operating Partnership, L.P. and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 5, 2017).

4.2                               Second Supplemental Indenture, dated as of August 7, 2018, among SL Green Realty Corp., SL Green Operating Partnership, L.P. and Reckson Operating Partnership, L.P. and The Bank of New York Mellon, as Trustee, to the Indenture, dated as of October 5, 2017, between SL Green Operating Partnership, L.P. and The Bank of New York Mellon, as Trustee.

4.3                               Form of Floating Rate Note (included in the Second Supplemental Indenture filed as Exhibit 4.2 of this Form 8-K).

5.1                               Opinion of Ballard Spahr LLP.

5.2                               Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1                        Consent of Ballard Spahr LLP (included in Exhibit 5.1).

23.2                        Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).

*Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

/s/ Matthew J. DiLiberto
Matthew J. DiLiberto
Chief Financial Officer

SL GREEN OPERATING PARTNERSHIP, L.P.
By: SL GREEN REALTY CORP., its general partner

/s/ Matthew J. DiLiberto
Matthew J. DiLiberto
Chief Financial Officer

RECKSON OPERATING PARTNERSHIP, L.P.
By: WYOMING ACQUISITION GP LLC, its general partner

/s/ Matthew J. DiLiberto
Matthew J. DiLiberto
Treasurer

Date:  August 7, 2018